                                                                   EXHIBIT 10.28

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                              OEM SUPPLY AGREEMENT

                                     between

                                TECAN SCHWEIZ AG
                                 Seestrasse 103
                                CH-8708 Mannedorf
                                   SWITZERLAND

                      (hereinafter referred to as "TECAN")

                                       and

                                 TRIPATH IMAGING
                              780 Plantation Drive
                        Burlington, North Carolina 27215
                                       USA

                     (hereinafter referred to as "TRIPATH")

Whereas, TECAN has developed a RSP (Robotic Sample Processor) which is manufactured and sold to TRIPATH as `AUTOCYTE(R) PREP' PREPARATION SYSTEM, hereinafter called "Product".

Whereas, TRIPATH will sell the Product worldwide under its name and its Trademark with its sales force and through its distributors, but will sell Product solely in combination with reagents.

Now, therefore, in consideration of the mutual covenants hereinafter expressed, the parties agree as follows:


                                      1/17

1. DEFINITIONS

         1.1 "Product" means the `AUTOCYTE(R)PREP' PREPARATION SYSTEM, as described in Exhibit A .

         1.2 "Application" means the use of the Product, in particular the QUAD-Arm (or direct derivatives), for the preparation of cytology or histology samples for diagnostic purposes.

         1.3 "Affiliate" shall mean any entity which directly or indirectly controls, is controlled by or is under common control with another entity. For purposes of this Agreement, an entity shall be deemed to be in control of another entity if the former owns, or the partners of the former own, directly or indirectly at least fifty percent (50%) of the outstanding voting equity (or other equity or ownership interest in the event that such entity is other than a corporation) of the latter.

2. MINIMAL QUANTATIES TO MAINTAIN EXCLUSIVITY

         2.1 TECAN agrees not to offer directly on the basis of an Original Equipment Manufacturing (OEM-) or Private Label (PL) Agreement to any third party any device similar to the Product and intended for the Application, provided that TRIPATH purchases the minimum number of Products specified during this contract period ([*****] or such higher number as may have been notified by TRIPATH in accordance with this paragraph). TRIPATH has to purchase a minimum of [*****] Products during the contract period, and may purchase during the contract period up to [*****] Products. TRIPATH will notify TECAN no later than July 1, 2002, if it intends to purchase a higher number of Products (up to [*****]) during the contract period.

         TECAN must deliver the total number of Products as notified by TRIPATH until December 31st, 2004, provided that TRIPATH has submitted orders in accordance with this Agreement.

         If TRIPATH orders less than its committed total number of Products during the contract period but more than [*****], Tecan is entitled to charge TRIPATH for costs for not purchased Products. Tecan is entitled to charge TRIPATH CHF [*****] per Product up to the total number of Products committed by TRIPATH pursuant to the last sentence of the first paragraph of this clause 2.1 but not purchased. For the avoidance of doubt, this charge of costs shall only apply for Products not ordered in excess of [*****]; TRIPATH must in all cases purchase a minimum of [*****] Products.

         For the same number of Products not ordered, TECAN has to deliver the specific parts. The specific parts include: all printed circuit boards, the power supply transformer and the power supply.

---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                      2/17

         TRIPATH has to purchase all remaining specific parts with one single order before December 31st, 2004. Delivery and invoicing for these parts may be scheduled by TECAN throughout 2005, with all parts to be delivered and invoiced no later than December 31st, 2005.

         2.2 TECAN hereby grants to TriPath a perpetual, license to copy, distribute, perform, display, and create derivative works from the system software related to and/or used in the Products. TECAN shall deliver to TRIPATH the system software development tools and the source code at the termination of this Agreement. TRIPATH shall not have any further rights against TECAN with respect to the system software. TRIPATH assumes all responsibility for the application software development, documentation (including operating manual), installation and after sales support.

3. PURCHASE OF PRODUCT, QUANTITIES AND PRICING

         3.1 Subject to the terms and conditions of this Agreement, TRIPATH shall purchase, and TECAN shall sell to TRIPATH the Product. TRIPATH shall purchase the Products hereunder at the price set forth in Exhibit B. A Product is considered to be purchased during the Contract period in which the Product is shipped from TECAN. Upgraded or repaired units shipped ex TECAN of Product do not count as purchased during the contract period under this agreement.

         3.4 For standard TECAN RSP 5000 Spare Parts TECAN will grant TRIPATH a discount of [*****]% on International List Prices (ILP) (as set and revised by TECAN at its sole discretion from time to time). No discount is applicable for OEM specific Spare Parts (see Exhibit C).

         3.5 For single orders for Spare Parts exceeding a total of CHF [*****].-- TECAN will grant to TRIPATH an additional discount of [*****]% on the ILP of both standard TECAN and OEM specific Spare Parts.

4. ORDERS AND DELIVERY, PAYMENT AND SHIPMENT

         4.1 In the first month of each quarter, TRIPATH will forecast orders of the Product for the following 12-month period (the Production Forecast). The production Forecast is non-binding and to be used for planning purposes only, and summarizes the next 12 months forecast activity. TRIPATH shall immediately inform TECAN if it anticipates (or would reasonably have to anticipate) that it will deviate significantly from the Production Forecast in its orders.

         Products shall be ordered by means of a purchase order binding on TRIPATH.

         Each purchase order shall contain a description of the Products ordered, quantity ordered, routing instructions, requested destination, delivery date and confirmation price. Purchase orders may be sent by telegraph or fax.

---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                      3/17

         No order will be binding on TECAN until it is accepted.

         4.2 Payment shall be net in Swiss Francs (CHF) within 60 days from the date of invoice. Delays in payment will result in simple interest of 8% per annum.

         4.3 The parties have agreed on the prices set forth herein based on an exchange rate of CHF [daily rate at signing] / USD for 2002. Exchange rate fluctuations between the CHF and USD will be checked twice annually on July 1 and December 31 of each contract year. If the average exchange rate for the previous six months deviates more than 2.5% of the base exchange rate, such difference (the whole difference) is split 50:50 by TRIPATH and TECAN and TECAN shall invoice/issue credit note to TRIPATH of 50% of the difference on the ordered and delivered Products semi-annually. For the calculation basis the average exchange rate of the previous six months as published by a leading Swiss bank as chosen by Tecan is used. A new base exchange rate will be specified as the basis of payments for the next six months by the parties based on the currency markets.

         4.4 Product prices are quoted ex works. Shipping costs are quoted as DDU (Delivered duty unpaid).

         4.5 Delivery times:

         4 weeks after receipt of TRIPATH's purchasing order, provided the Production Forecast was made available and the purchase order is within the forecasted figures.

         16 weeks after receipt of TRIPATH's purchasing order if the above proviso is not fulfilled.

         4.6 Shipment of Product to TRIPATH, North Carolina is done via a carrier selected by TECAN.

         4.7 Freight charges of any other delivery to TRIPATH or any drop shipment will be borne by TRIPATH. Title and risk of loss or damage of any items delivered hereunder shall pass to TRIPATH upon delivery to the carrier pursuant to the INCOTERM rules (2000).

5. PRODUCT CHANGES

         5.1 Except if required by law, TECAN may not modify or update the Product, spare parts or accessory material, without express written advance consent by TRIPATH, which consent shall not unreasonably be withheld. All proposed changes, having an effect on the functionality of the Product shall be announced in writing to the Purchasing Manager at TRIPATH. In such cases, TRIPATH shall have the right to reject the changes within 30 days, in writing, with the exception of changes that are required by law. All changes should be announced in advance.

         5.2 Only changes accepted in writing by TRIPATH shall be added as an amendment to the specification in Exhibit A.


                                      4/17

         5.3 Enhancements in the Product, spare parts and accessory materials requested by TRIPATH are subject to TECAN's discretion and price policy.

6. QUALITY CONTROL

         6.1 Every Product and spare part(s) shall be subject to a quality control inspection by TECAN, which conforms to TRIPATH manufacturing QC specifications as set forth in Exhibit D, and non-conforming products shall not be shipped by TECAN. With each Product supplied the full quality control report shall be shipped.

         6.2 Each Product or spare part received by TRIPATH that fails incoming inspection shall be returned to TECAN at TECAN's expense for repair or replacement. TECAN will provide a written analysis within 30 days of receipt of failed parts, defining the cause of the failure and any corrective action implemented to prevent future failures.

7. INSTALLATION AND TRAINING

         7.1 TRIPATH will install the Product and train customers of TRIPATH with regard to the Product.

8. WARRANTY AND SERVICE

         8.1. TECAN is an ISO 9001 certified Company.

         8.2 TECAN warrants each Product for a period of fifteen (15) months from the date of shipment or twelve (12) months from the date of installation at a customer site, whichever period expires first. TECAN shall warrant that each Product is free from defects in workmanship and materials and is manufactured in conformity with the specifications set forth in Exhibit D.

         TECAN warrants valves, tips, fittings, and syringes up to successful installation by TRIPATH in a customer laboratory but in no event longer than for a period of three months after shipment. If these parts fail after being in contact with any potential biohazardous materials, TRIPATH will dispose of them in accordance with appropriate procedures for handling potential biohazards, and will not be returned to TECAN for failure analysis.

         Tubing is excluded from any warranty, whether contractual or statutory.

         If a Product or part of a Product covered by the aforementioned warranty is found defective, TECAN shall, at its option, repair or replace the defective Product or part of Product. TRIPATH shall not have any further remedies. In particular, TECAN shall not be liable for any consequential damages. TECAN's liability shall in any event be limited to the amount of the purchase price of the respective Product. No warranties are made except as explicitly stated in this clause 8, and any statutory or implied warranties are disclaimed and excluded.


                                      5/17

         8.3 TECAN represents and warrants that Product, spare parts and accessory materials shall be delivered free of any rights of any third party. TECAN has good title to and has full power to sell Product, spare parts and accessory materials to TRIPATH hereunder.

         8.4 TECAN guarantees the delivery of spare parts for the Products sold and delivered hereunder (except for unforeseeable quantities ordered) until December 31st, 2007.

         8.5 TRIPATH shall provide for sufficient insurance coverage against third party claims and liabilities (including, but not limited, to product liability and consequential damages).

         8.6 Transportation costs for goods under warranty to and from TECAN will be borne by TECAN. Transportation costs for repair goods to and from TECAN will be borne by TRIPATH.

9. INDEMNIFICATION

         9.1 In no event shall either party be liable to the other party hereunder for any consequential, indirect or special damages.

         9.2 TECAN does not assume any liability for damages resulting from improper handling or installation or from disregard of operating requirements.

         9.3 TECAN shall defend, indemnify and hold harmless TRIPATH for and against all loss, liability and expense, including legal fees and disbursements, court costs, and settlement payments actually incurred by TRIPATH as a result of, arising out of or related to TECAN's breach of their respective representations, warranties and covenants set forth in this Agreement provided, however, that TECAN's obligation under this clause 9.3 shall in any event be limited to the amount of the purchase price of the respective Product.

         9.4 TRIPATH shall defend, indemnify and hold harmless TECAN for and against all loss, liability and expense, including legal fees and disbursements, court costs, and settlement payments actually incurred by TECAN as a result of, arising out of or related to TRIPATH's breach of their respective representations, warranties and covenants set forth in this Agreement. TRIPATH's obligation under this clause 9.4 shall in any event be limited to the amount of the purchase price of the respective Product.

10. TERM OF AGREEMENT AND TERMINATION

         10.1 This Agreement shall commence on January 1st, 2002, and will terminate December 31st, 2004, except for the sale and purchase of spare parts for Products sold and delivered, for which the agreement shall run until December 31, 2007 in accordance with clause 8.5.

         10.2 Either Party to this Agreement ("Party") shall have the right to terminate this Agreement effective immediately, without penalty, upon written notice to the other Party in the event any of the following should occur:


                                      6/17

         (a) The other Party engages in fraudulent conduct;

         (b) The other Party becomes insolvent; is adjudicated bankrupt; a receiver, trustee or custodian is appointed for it; there is an assignment of the other Party's business for the benefit of creditors; the other Party liquidates or dissolves; or the occurrence of any action or event involving either Party which is the equivalent of one or more of the events described in this Section 10.2(b).

         10.3 Other than for occurrences covered by Section 10.2 hereof, either Party shall have the right to terminate this Agreement upon thirty (30) days written notice if the other Party materially breaches or fails to perform any of its obligations, representations or undertakings hereunder, and fails to cure such breach or failure within such thirty (30) day notice period. In the event that TRIPATH terminates this Agreement pursuant to this Section 10.3, the requirements of the third paragraph of Section 2.1 shall not apply, and TRIPATH shall have no payment obligation to TECAN except for Products delivered prior to the effective date of any such termination.

         10.4 TriPath shall have the right to terminate this Agreement on sixty
(60) days' prior written notice at its convenience. TRIPATH shall be liable for payments accruing under the third paragraph of Section 2.1 in the event it terminates this Agreement pursuant to this Section 10.4.

11. SETTLEMENTS OF DISPUTES

         11.1 Both parties agree to reasonably try to settle any dispute arising from this Agreement amicably. The right to pursue the proceeding set forth in article 13.2 remains reserved.

12. MISCELLANEOUS PROVISIONS

         12.1 All written notices and demands required or permitted to be given or made pursuant to this Agreement shall be in English and shall be sent by registered mail, or fax or courier addressed as follows:

         If to TRIPATH:                     If to TECAN:

         TRIPATH IMAGING.                   TECAN SCHWEIZ AG
         780 Plantation Drive               Seestrasse 103
         Burlington, North Carolina 27215   8708 Mannedorf
         USA                                SWITZERLAND

         or to such other address as to which either party may advise the other in writing that notices should be sent.

         12.2 This Agreement shall be binding upon and relate to the benefit of the parties hereto, their successors and assignees. This Agreement shall be assignable by either party only with the prior written consent of the other, except that either party may assign this Agreement without the consent of the other to an Affiliate.


                                      7/17

         12.3 This Agreement supersedes all earlier agreements between TECAN and TRIPATH or any of its predecessors regarding its subject matter.

         12.4 Confidential Information. Either party may disclose to the other party certain trade secret, proprietary or confidential information of the disclosing party. Except as provided for in this Agreement or as otherwise authorized by the disclosing party in writing, the receiving party will use such information only for the purposes for which it is disclosed by the disclosing party, will not disclose it to any third party and will take appropriate reasonable steps to protect it from any unauthorized use or disclosure at least as rigorous as those steps the receiving party takes to protect its own confidential information. Collaborator will use the Results only in connection with the applicable Research Project and will not publish or otherwise disclose any Results to any third party without the prior written consent of TRIPATH.

13. GOVERNING LAW AND ARBITRATION CLAUSE

         13.1 This Agreement shall be governed by, and construed in accordance with, the laws of Switzerland, to the exclusion of the Swiss rules on conflicts of laws and to the exclusion of the 1980 UN Convention on Contracts for the International Sale of Goods.

         13.2 Any disputes or controversies arising out of or in connection with this Agreement, including disputes on its conclusion, binding effect, amendment and termination, shall be resolved to the exclusion of the ordinary courts by a three-person arbitral tribunal having its seat in Zurich, Switzerland in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce. Each party shall appoint one arbitrator. Arbitration shall be conducted in the English language.

Mannedorf,  October 26, 2001                   Burlington,  November 1, 2001

TECAN Schweiz AG                               TRIPATH IMAGING, INC.



/s/ Toni Schrofner   /s/ Franz Rutzer          /s/ David H. Robison
-----------------------------------------      ---------------------------------
Toni Schrofner           Franz Rutzer          David H. Robison
General Manager          CFO                   Vice President, Operations


                                      8/17

EXHIBIT A

PRODUCT
`AUTOCYTE(R)PREP' PREPARATION SYSTEM Part. No. 505 107 includes:

Description:                                                  Part Number:
1 Quad Arm                                                    505225
1 1000 ul DiTi C option                                       505215
1 Additional 465 Dilutor                                      445003
4 5 ml syringes                                               300206
1 Autocyte Tubing Guide                                       505249
4 Pipette bundles                                             505230
1 CPU87 Board                                                 520350
1 STEMO87                                                     520351
1 POSU87 Board                                                520352

Liquid System
2 4 liter waste bottles                                       505255
1 Tube Vac - incl. Tubing                                     505248

Racks
1 Specimen Preparation Tray compl.                            505250

Manuals

1 Operating Manual RSP 5000 - Series                          390977
1 including Option 3.1                                        390205
1 Tubing plan                                                 505251
1 AutoCyte Installation Report                                390861
1 Autocyte Installation Procedure                             390865

Following parts are in responsibility of TRIPATH and are therefore excluded from `AUTOCYTE(R)PREP' PREPARATION SYSTEM Part. No. 505 107:

1 Waste station including:                                    505220
         1 Tip rack                                           ......
         1 Waste / wash station                               505222
         1 Tip loading rack                                   505221
1 Base Plate                                                  0552542.P0
4 Slide racks                                                 505235

The `AUTOCYTE(R) PREP' system does not include the controlling PC, nor the application software written in Integrator.

The `AUTOCYTE(R) PREP' PREPARATION SYSTEM is white including the safety guard and instead of the TECAN-Logo the AUTOCYTE-Label is placed.


                                      9/17

EXHIBIT B

Prices are valid within the period January 1st, 2002 until December 31st, 2004.

-        `AUTOCYTE(R)PREP' System, TECAN P/N 505 107

Price per Unit in CHF                                      [*****]

-        Shipping costs

         Transported units per order                   Transfer Price
                                                       per Unit in CHF

         One unit per shipment                             [*****]
         Two units per shipment                            [*****]
         Three units per shipment                          [*****]
         Four units per shipment                           [*****]
         Five units and more per shipment                  [*****]

---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                     10/17

EXHIBIT C

Spare parts

Order No.             Description                                           Qty.       Transfer   Price
                                                                                       CHF
Spare Parts:

505 260               Preventive  Maintenance kit                           1           [*****]
505 250               Specimen Tray                                         1           [*****]
505 225               QUAD-Arm complete                                     1           [*****]
505 255               Waste Bottles for Vacuum System                       1           [*****]
505 248               Tube Vac                                              1           [*****]
505 251               Tubing Kit complete                                   1           [*****]
505 227               1-4 Manifold on QUAD                                  1           [*****]
505 222               QUAD waste trough incl. elbow                         1           [*****]
505 226               QUAD Tubing complete                                  1           [*****]
505 247               Vacuum Tubing Pump - Bottle                           2           [*****]
505 246               Vacuum Tubing Bottle - IIII-Block                     1           [*****]
505 249               Tubing Guide                                          1           [*****]
505 230               Tip Bundles                                           4           [*****]
503 350               Ball Slide                                            1           [*****]
503 351               BioHazard Disposal Bag (100 Pieces)                   1           [*****]
503 352               Labels (BioHazard, Contaminated, Waste)               1           [*****]
503 307               Fuse board - CE version                                           [*****]
503 329               Power module                                                      [*****]
503 330               Fan for board cage                                                [*****]
503 331               Ferrit-flex cable-CE version                                      [*****]
503 332               L-clamp-flex cable                                                [*****]
503 333               Clamp plate-flex cable                                            [*****]
503 334               Power Lamp                                                        [*****]
505 273               Z-rod (new Style DiTi)                                            [*****]
505 274               Compensation Spring-Z motor                                       [*****]
503 340               Motor w/longer shaft-Z                                            [*****]
503 339               White plastic sleeve                                              [*****]
503 336               Contact Switch CPL                                                [*****]
503 338               Insulator block w/Spring                                          [*****]
503337                Tubing Guide Assy                                                 [*****]
235 220               Adapter for Water Valve                                           [*****]
505 271               Motor CPL                                                         [*****]

---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                     11/17

                      For following parts ILP - [*****]% is applicable                 ILP CHF
                                                                                       (International List
                                                                                       Price)
503 320               Y motor                                                                 [*****]
503 321               Y belt                                                                  [*****]
503 322               Idler pulley assy. Y belt                                               [*****]
503 323               Drive pulley 10XL-Y motor                                               [*****]
503 324               Pulley - Quad Arm Springs                                               [*****]
503 325               Foot                                                                    [*****]
503 319               Screw for X bearing                                                     [*****]
503 326               Idler pulley assy. -X belt                                              [*****]
503 327               x-motor                                                                 [*****]
503 325               On/Off switch-CE version                                                [*****]
235 222               Metal Vacuum Adapter                                                    [*****]
520 366               RS 232 cable                                                            [*****]
552 483               DiTi spring loaded Z-Rack                             1                 [*****]
505 215               DiTi C 1000 ul RIAS complete                          1                 [*****]
320 002               Diluter 465/87                                        1                 [*****]
445 003               Diluter 465/87 EMV CE                                 1                 [*****]
520 350               CPU 87                                                1                 [*****]
520 353               PONI/ALID left                                        1                 [*****]
503 308               PONI/ALID left EMV CE                                 1                 [*****]
530 360               FLEX-Cable left                                       1                 [*****]
520 450               ARM left                                              1                 [*****]
520 453               ARM left EMV CE                                       1                 [*****]
520 355               Motherboard                                           1                 [*****]
520 310               Motherboard EMV CE                                    1                 [*****]
520 100               Option 3.1: Solenoid Valve Kit complete               1                 [*****]
390 350               Operating Manual RSP 5051                             1                 [*****]

                      ILP is subject of change without notification.

Repair parts
(No discount)

Order No.             Description                                                    Transfer Price
Repair Parts:                                                                        CHF

R503308               Repair of PONI / ALID left CE version                                  [*****]
R505215               Repair of DiTi RIAS Kit complete                                       [*****]
R520350               Repair of CPU-87 Board                                                 [*****]
R520353               Repair of PONI/ALID 87 "LEFT" with cable                               [*****]
R520355               Repair of Motherboard 87                                               [*****]


---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                     12/17

R520450               Repair of arm LEFT                                                     [*****]
R520453               Repair of arm LEFT CE version                                          [*****]
R520455               Repair of AutoCyte arm CE version                                      [*****]
R320002               Repair of Diluter 465/87                                               [*****]
R445003               Repair of Diluter 465/87 EMV CE                                        [*****]
R520351               Repair of STEMO -87                                                    [*****]
R520351               Repair of Motherboard EMV CE                                           [*****]
R503318               Repair of VADRI -87                                                    [*****]

---------------
         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                     13/17

EXHIBIT D

                              FUNCTIONAL OBJECTIVES

SPECIMEN PREPARATION TRAY

The specimen preparation tray is used as a help to group sample vials, centrifuge racks / tubes and slides etc. during manual sample preparation.

                            [SPECIMEN TRAY PICTURE]

The manual steps consist of:

1.       Adding density gradient to centrifuge tube
2.       Vortex sample vials
3.       Insert Syringe into sample vial, obtain sample.
4. Insert Syringe / vial assembly into centrifuge tube, allow fluid to drain
5. Place centrifuge tubes in centrifuge racks - centrifuge in Hettich centrifuge
6.       Remove supernatant with evacuator from centrifuge racks
7.       Centrifuge again

REQUIREMENTS
-        Slots for slides next to centrifuge rack receptacle.
-        Finish: Aluminium, brushed, clear anodized.

INSTRUMENT

The base of the AutocytePrep System is a standard RSP 5051.

REQUIREMENTS

-        Internal diluter (type 465) installed
-        Both diluters equipped with 5000 ul syringes (4 pcs.)
-        Additional DiTi 1000 ul, installed


                                     14/17

QUAD

The QUAD arm is a permanent attachment to the RSP arm. Its purpose is to dispense and aspirate (wash) the reagents and solvents in the settling chambers. The QUAD is lowered by the RSP Z-drive. The Z-drive is engaged in a special Y-position. Special spring coils keep the QUAD in its home position.

REQUIREMENTS

-        The QUAD holds four 5-tip bundles at fixed positions and the tubing.
- X/Y-accuracy must be better than +/- 1 mm (tested and adjusted with alignment rack, see below).
-        Liquid detection is not used when operating the QUAD.
-        QUAD must have its own serial number.

The QUAD must allow the following alignments (required for tolerance compensation):
1.       Perpendicular (verticality)
2.       Parallelism between QUAD tip carrier and worktable
3.       Engagement position of RSP Z-drive.
4.       Z-Height of individual tips
5.       Y-position to worktable

                                    [DIAGRAM]

DISPOSABLE TIPS

Currently used:     Tips from USA Scientific Inc., Part no. 1112-2800.

VACUUM PUMP

The vacuum pump is supplied by TRIPATH IMAGING or its distributors.


                                     15/17

TUBE EVACUATOR

The tube evacuator is used to remove the supernatant from the conical centrifugation tubes after the first centrifugation. Prior to evacuation, DiTi's are attached to the unit. For the device to operate properly, all ports must have tips installed, even if fewer than 12 tips are being evacuated. The evacuator is slowly lowered manually into the tubes. Tips must be changed for the next evacuation.

                           [TUBE EVACUATOR PICTURE]

REQUIREMENTS

-        Allows evacuating tubes which are placed in the Hettich centrifuge rack
-        Uses different DiTi! (TRIPATH IMAGING order # 8000-240).

QUAD TUBING

Tubing dimensions of the Quad tubing: 1x2 mm and 2x3 mm, according to tubing plan 505251 version 3.

LIQUID DETECTION

The liquid detection is not used at all. Instrument will lower tips to predefined Z-levels. The ALID is only used to initialize the Z-axes.

CARRYOVER / TIP WASH

Sample carryover is assumed to be zero due to the use of disposable tips. Carryover on QUAD tips is assumed to be negligible and of no significance.

MISCELLANEOUS HARDWARE

-        Tubing guide
-        Tubing gallows
-        Manual
-        Box including prints POSU, CPU and STEMO, 2 vacuum waste bottles
- Box 1 for accessories including Quad arm, 4 syringes 1000 ul, 2 tubing (8x14x2500 mm), 2 tubing (8x14x900 mm), specimen preparation tray, tube evacuator
- Box 2 for accessories including tubing for DiTi, z-bar, z-rod engagement key, screws for Quad arm, DiTi, Screwdriver no. 2, screwdriver no. 4, Allen key set, label biohazard, label contaminated, 2 cables for the instrument and the computer, power cables USA


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NOT INCLUDED

-        Containers for solvents and reagents are not included in the system.
-        Hettich centrifuge and the centrifuge tube racks are not included.

OTHER REQUIREMENTS

For the following parameters, the AUTOCYTEPREP SYSTEM has the same specifications as the RSP 5051:
-        Weight, volume, dimensions
-        XYZ travel
-        Speeds and accelerations (SW controlled by TRIPATH IMAGING)
-        Positional resolution, step size, precision and accuracy
-        Temperature range, humidity, noise
-        Room requirements
-        Chemical resistance

COLORS AND INDUSTRIAL DESIGN
-        The instrument is TECAN white.
-        Change the standard RSP 5000 type label to contain:
           Model No.:
           Serial No.:
           Voltage:
           Power:
           Fuse:

PERSONNEL REQUIREMENTS

The operation of the AUTOCYTEPREP SYSTEM should only require training on the instrument and the system. More over that, the user is expected to have basic personal computer knowledge. One user is required to operate the instrument.

END USER SW

End user SW, based on the TECAN RSP 5000 INTEGRATOR, is written and maintained by TRIPATH IMAGING. TRIPATH IMAGING takes full responsibility for its application SW.

ACCEPTANCE CRITERIA

The following tests will be done by Tecan on each instrument: QC-test, Random test, Voltage test.

QC-TEST

The QC test shall cover the following points(see detailed description under Tecan doc. no. 390 854):

-        Liquid system test
-        Vacuum and Quad test
-        Random system test
-        Random test Quad arm
-        Wet test
-        Tip handling test
-        z-rod test
-        contact spring test


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